Exhibit 99.1

Anaplan and Thoma Bravo Announce Amended Merger Agreement

Anaplan Stockholders to Receive $63.75 Per Share in Cash

Agreement Provides Immediate and Certain Value, as well as a Clear Path to Closing

SAN FRANCISCO—Anaplan, Inc. (“Anaplan” or the “Company”) (NYSE: PLAN), provider of a leading cloud-native platform for orchestrating business performance, and Thoma Bravo, a leading software investment firm, today announced that they have amended the terms of their previously announced transaction, pursuant to which Anaplan will be acquired by Thoma Bravo. Under the terms of the amended merger agreement, which was unanimously approved by the Anaplan Board of Directors, Anaplan stockholders will receive $63.75 per share in cash, instead of the original purchase price of $66.00 per share in cash.

“We believe Thoma Bravo continues to be the right partner for Anaplan, and we look forward to closing this transaction,” said Frank Calderoni, Chairman & Chief Executive Officer. “We remain committed to delivering the best-in-class planning platform to solve our customer’s biggest digital transformation challenges. Thoma Bravo’s resources and insights will help scale Anaplan’s growth strategy. We believe this partnership will deliver significant benefits to Anaplan’s customers, partners and employees.”

“We fully support the amended agreement and look forward to partnering with Anaplan as it helps enterprises transform how they see, plan, and run their businesses by delivering cloud-native SaaS solutions at scale,” said Holden Spaht, a Managing Partner at Thoma Bravo. “We are enthusiastic about leveraging Thoma Bravo’s extensive operational and investment expertise in enterprise software to support Anaplan in serving customers and reaching its next phase of growth.”

Transaction Details

Thoma Bravo and Anaplan agreed to amend the merger agreement to resolve a disagreement between the parties regarding compliance with certain terms of the merger agreement. Thoma Bravo asserted that these matters could have resulted in certain closing conditions not being satisfied. Anaplan’s position is that it acted at all times in good faith in compliance with the merger agreement and that Thoma Bravo remained at all times obligated to close the original merger agreement according to its original terms. Nevertheless, the Anaplan Board agreed, after extensive consideration, to revise the merger agreement to avoid the risk of lengthy litigation over the disagreement, provide increased closing certainty for its stockholders and close on substantially the same timeline as originally agreed between the parties. Anaplan’s Board also believes the terms of the amended merger agreement continue to represent a meaningful premium over the price of Anaplan’s common stock prior to the execution of the merger agreement with Thoma Bravo.

The parties continue to expect the transaction to close by June 30, 2022, subject to customary closing conditions, including approval by Anaplan stockholders. Upon completion of the transaction, Anaplan common stock will no longer be listed on the New York Stock Exchange, and it will become a private company.

Anaplan will file a supplement to the definitive proxy statement with the Securities and Exchange Commission, which will contain other important information as soon as reasonably practicable and mail the supplement to its stockholders of record who are entitled to vote at the special meeting of the Anaplan stockholders (the “Special Meeting”) to consider and vote on the Merger, which was originally scheduled to be held virtually on June 9, 2022, at 8:00 a.m. Pacific time. The Special Meeting will be adjourned until a later date to allow stockholders sufficient time to review the supplement.

Advisors

Goldman Sachs & Co. LLC and Qatalyst Partners are acting as financial advisors and Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP and Skadden, Arps, Slate, Meagher & Flom LLP are serving as legal advisors to Anaplan. Kirkland and Ellis LLP and Cadwalader, Wickersham & Taft LLP are serving as legal counsel to Thoma Bravo. Financing for the transaction is being provided by Owl Rock Capital, Blackstone Credit, Golub Capital and Apollo Global Management through their respective managed funds.

About Anaplan

Anaplan (NYSE: PLAN) is a transformative way to see, plan, and run your business. Using our proprietary Hyperblock® technology, Anaplan lets you contextualize real-time performance, and forecast future outcomes for faster, confident decisions. Anaplan enables connected strategy and planning across your enterprise to move your business forward. Based in San Francisco, Anaplan has over 175 partners and more than 1,900 customers worldwide. To learn more, visit Anaplan.com.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $114 billion in assets under management as of March 31, 2022. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm’s deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20 years, the firm has acquired or invested in more than 380 companies representing over $190 billion in enterprise value. The firm has offices in Chicago, Miami and San Francisco. For more information, visit www.thomabravo.com.

Forward-Looking Statements

All of the statements in this press release, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s expectations with regard to the timing of the closing of the Merger, the adjournment and timing of the Special Meeting, and the filing and mailing of a supplement to the Company’s definitive proxy statement to disclose the above-referenced matters with respect to the Amendment. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Company’s stockholders do not approve the Merger, (iii) the risk that the Merger may not be consummated as a result of Parent’s failure to comply with its covenants and that, in certain circumstances, the Company may not be entitled to a termination fee; (iv) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (vi) risks regarding the failure of Parent to obtain the necessary financing to complete the Merger; (vii) the effect of the announcement of the Merger on the Company’s business relationships (including, without limitation, customers and venues), operating results and business generally; (viii) legal proceedings, judgments or settlements, including those that have been and may be instituted against the Company, the Company’s board of directors and executive officers and others, as with respect to the proposed Merger; and (ix) risks related to obtaining the requisite consents to the Merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2022 filed on June 2, 2022. The Company assumes no obligation and does not intend to update these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC a definitive proxy statement on Schedule 14A, and will file additional relevant materials with the SEC, including a supplement to disclose the above-referenced matters with respect to the Amendment. Promptly after filing its definitive proxy statement with the SEC, the Company mailed the proxy materials to each stockholder entitled to vote at the Special Meeting relating to the Merger, and the Company will further mail the supplement to disclose the above-referenced matters with respect to the Amendment to each stockholder entitled to vote at the Special Meeting. This communication is not a substitute for the definitive proxy statement, the supplement or any other document that Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY FURTHER AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.anaplan.com) or by writing to the Company’s Secretary at 50 Hawthorne Street, San Francisco, California 94105.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of Company common stock is set forth in the Annual Report on Form 10-K for the fiscal year ended January 31, 2022 filed with the SEC on March 23, 2022, as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on May 27, 2022. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, are set forth in the definitive proxy statement, will be set forth as revised in the supplement to disclose the above-referenced matters with respect to the Amendment, and may be set forth other materials to be filed with the SEC in connection with the Merger. To the extent the Company’s directors and executive officers or their holdings of Company securities have changed from the amounts disclosed in those filings, to the Company’s knowledge, such changes have been or will be reflected on statements of change in ownership on Form 4 on file with the SEC.

Contacts

For Anaplan:

Investor and Press Contact:

Vikram Khosla

vikram.khosla@anaplan.com

Morrow Sodali

Eric Kamback

(800) 662-5200

PLAN@investor.morrowsodali.com

Abernathy MacGregor

Tom Johnson/Dana Gorman

AMG-Anaplan@abmac.com

For Thoma Bravo:

Megan Frank

212-731-4778

mfrank@thomabravo.com

Jed Repko / Matthew Sherman

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449